Exhibit 99.1

FOR IMMEDIATE RELEASE

Ultimate Reports Q1 2009 Financial Results
Recurring Revenues Up by 20%; Total Revenues Up by 12%;
Annualized Customer Retention Rate Remains at 97%

Weston, FL, April 28, 2009–Ultimate Software (Nasdaq: ULTI), a leading provider of end-to-end strategic human resources, payroll, and talent management solutions, announced today its financial results for the first quarter of 2009. For the first quarter ended March 31, 2009, Ultimate reported total revenues of $48.8 million, an increase of 12%, and recurring revenues of $30.9 million, a 20% increase, both compared with 2008’s first quarter. GAAP net loss for the first quarter of 2009 was $0.4 million, or $0.02 per diluted share, versus GAAP net income of $0.3 million, or $0.01 per diluted share, for the first quarter of 2008.

Non-GAAP net income for the first quarter of 2009, which excludes stock-based compensation and amortization of acquired intangibles, was $1.7 million, or $0.07 per diluted share, compared with non-GAAP net income of $3.1 million, or $0.12 per diluted share, for the first quarter of 2008, which also excluded stock-based compensation and amortization of acquired intangibles.

“Our 2009 first quarter recurring revenues were in line with our expectations, and our annualized customer retention rate remained strong at 97%. We finished the quarter with 931 associates and were able to exceed our projected operating margin goal by 50%,” said Scott Scherr, CEO, president, and founder of Ultimate.

Ultimate’s financial results teleconference will be held today, April 28, 2009, at 5:00 p.m. Eastern Time, through Vcall at http://www.investorcalendar.com/IC/CEPage.asp?ID=143278. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player or Real Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance will be discussed during the teleconference call.

Financial Highlights

▪
Recurring revenues – consisting of maintenance revenues, Intersourcing revenues from our software-as-a-service offering of UltiPro and subscription revenues from per-employee-per-month fees generated by business service providers – grew by 20% for the first quarter of 2009 versus the first quarter of 2008. Intersourcing revenues and, to a lesser extent, maintenance revenues, were the principal factors in the growth of recurring revenues. Excluding the subscription revenues generated from Ultimate’s agreement with Ceridian Corporation which ended in March 2008 and is, therefore, not included in the recurring revenues for the first quarter of 2009, recurring revenues grew by 27.4% as compared to the same period of the prior year.

▪	The operating margin (on a non-GAAP basis) for the first quarter of 2009 was $2.9 million, or 5.9%.

▪	Ultimate’s annualized retention rate remained at 97% for its existing recurring revenue customer base.

▪
The combination of cash, cash equivalents, and marketable securities was $24.5 million as of March 31, 2009. For the quarter ended March 31, 2009, the Company generated $3.5 million in cash from operations. There was no activity under the Company’s previously announced stock repurchase plan.

▪	Days sales outstanding were 60 days at March 31, 2009, representing a reduction of 11 days compared with days sales outstanding at December 31, 2008.

Financial Outlook

Ultimate Software has decided to discontinue providing guidance with respect to annual recurring revenues, (or “ARR”), based on the Company’s belief that, over time, this metric has become less meaningful as a forecasting tool primarily as a result of the addition of the Company’s Workplace offering and various new products having different deployment cycles and pricing.

Instead, the Company will provide quarterly financial guidance for key financial metrics related to its financial statements such as recurring revenues, total revenues and operating margins. The practice of providing quarterly financial guidance was first adopted by Ultimate for its fourth quarter of 2008.

2009 Financial Guidance:

Ultimate provides the following financial guidance for the second quarter ending June 30, 2009 and full year 2009:

For the second quarter of 2009:

▪	Recurring revenues to range between $32 million and $33 million, representing a 26% to 30% increase over the same period in the prior year;

▪	Total revenues to range between $47 million and $48 million, representing a 13% to 16% increase over the same period in the prior year; and

▪	Operating margins, on a non-GAAP basis (discussed below), of approximately 3%.

For the year 2009:

▪	Recurring revenues to increase by 27% to 30% in 2009 compared with 2008;

▪	Total revenues to increase by 13% to 15% compared with 2008; and

▪	Operating margins, on a non-GAAP basis (discussed below), of between 6% and 7%.

Operating margins expectations are based on the same methodologies as those identified in the accompanying disclosure located in the “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures.”

Non-cash equity-based compensation expense for 2009 is expected to be approximately $13.5 million.  Beginning in 2009, the Company revised its equity compensation plan for its employees whereby all grants for equity compensation will be in the form of restricted stock units in lieu of non-qualified stock options.

Forward-Looking Statements

Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in the Company’s quarterly operating results, concentration of the Company’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate Software

A leading provider of end-to-end strategic human resources, payroll, and talent management solutions, Ultimate markets its award-winning UltiPro products as on-demand services through software-as-a-service (SaaS) and as on-premise software. Based in Weston, FL, the Company employs more than 900 professionals who are focused on developing the highest quality products and services. In 2008, Ultimate was the first HR/payroll SaaS provider to be audited and awarded the ISO/IEC 27001:2005 Certification for security management, was named the #1 “Best Product Development Team” in the nation by the American Business Awards, and was ranked the #1 best medium-size company to work for in America by the Great Place to Work® Institute. Ultimate has more than 1,700 customers representing diverse industries, including such organizations as The Container Store, Elizabeth Arden, Major League Baseball, The New York Yankees Baseball Team, Nintendo of America, Ruth’s Chris Steak House, and Sony Music Entertainment. More information on Ultimate’s products and services can be found at www.ultimatesoftware.com.

UltiPro and Intersourcing are registered trademarks of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact: Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
E-mail: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Three Months
	Ended March 31,
	2009	2008
Revenues :
Recurring	$30,888	$25,696
Services	15,930	14,120
License	2,001	3,653
Total revenues	48,819	43,469
Cost of revenues :
Recurring	8,906	6,525
Services	12,327	11,299
License	337	428
Total cost of revenues	21,570	18,252
Gross profit	27,249	25,217
Operating expenses :
Sales and marketing	13,835	11,829
Research and development	9,338	8,879
General and administrative	4,557	4,296
Total operating expenses	27,730	25,004
Operating income (loss)	(481)	213
Other income (expense) :
Interest and other expense	(44)	(79)
Other income, net	72	357
Total other income, net	28	278
Income (loss) before income taxes	(453)	491
Benefit (expense) for income taxes, net	40	(201)
Net income (loss)	$(413)	$290

Net income (loss) per share :
Basic	$(0.02)	$0.01
Diluted	$(0.02)	$0.01

Weighted average shares outstanding :
Basic	24,292	24,682
Diluted	24,292	26,460

The following table sets forth the stock-based compensation expense (excluding the income tax effect, or “gross”) resulting from share-based arrangements and the amortization of acquired intangibles that are recorded in the Company’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months Ended March 31,
	2009	2008
Stock-based compensation:
Cost of recurring revenues	$165	$329
Cost of service revenues	344	679
Cost of license revenues	–	4
Sales and marketing	1,788	2,053
Research and development	302	589
General and administrative	716	921
Total non-cash stock-based compensation expense	$3,315	$4,575

Amortization of acquired intangibles:
General and administrative	$46	$46

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
	As of	As of
	March 31,	December 31,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$21,691	$17,200
Short-term investments in marketable securities	2,801	5,805
Accounts receivable, net	32,041	38,302
Prepaid expenses and other current assets	16,221	16,011
Deferred tax assets, net	3,533	3,533
Total current assets before funds held for clients	76,287	80,851
Funds held for clients	9,012	5,863
Total current assets	85,299	86,714
Property and equipment, net	22,594	22,984
Capitalized software, net	5,477	5,642
Goodwill	2,853	2,906
Other assets, net	11,622	11,668
Long-term deferred tax assets, net	17,383	17,343
Total assets	$145,228	$147,257
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,549	$7,200
Accrued expenses	7,726	12,701
Current portion of deferred revenue	52,918	54,687
Current portion of capital lease obligations	2,085	2,034
Current portion of long-term debt	320	320
Total current liabilities before client fund obligations	68,598	76,942
Client fund obligations	9,012	5,863
Total current liabilities	77,610	82,805
Deferred revenue, net of current portion	8,348	8,807
Deferred rent	3,305	3,054
Capital lease obligations, net of current portion	1,610	1,519
Total liabilities	90,873	96,185

Stockholders’ equity:
Preferred Stock, $.01 par value	–	–
Series A Junior Participating Preferred Stock, $.01 par value	–	–
Common Stock, $.01 par value	269	268
Additional paid-in capital	168,333	164,574
Accumulated other comprehensive loss	(1,066)	(1,002)
Accumulated deficit	(53,681)	(53,268)
	113,855	110,572
Treasury stock, at cost	(59,500)	(59,500)
Total stockholders’ equity	54,355	51,072
Total liabilities and stockholders’ equity	$145,228	$147,257

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Three Months Ended
	March 31,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$(413)	$290
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	2,928	2,139
Provision for doubtful accounts	376	522
Non-cash stock-based compensation expense	3,315	4,575
Deferred income taxes	(40)	201
Changes in operating assets and liabilities:
Accounts receivable	5,885	4,239
Prepaid expenses and other current assets	(210)	(1,940)
Other assets	–	(1,174)
Accounts payable	(1,651)	3,633
Accrued expenses and deferred rent	(4,499)	(2,530)
Deferred revenue	(2,228)	572
Net cash provided by operating activities	3,463	10,527

Cash flows from investing activities:
Purchases of marketable securities	(308)	(642)
Maturities of marketable securities	3,304	8,174
Net purchases of client funds securities	(3,149)	–
Capitalized software	(630)	(167)
Purchases of property and equipment	(1,173)	(3,657)
Net cash (used in) provided by investing activities	(1,956)	3,708

Cash flows from financing activities:
Repurchases of Common Stock	–	(9,474)
Principal payments on capital lease obligations	(605)	(583)
Net increase in client fund obligations	3,149	–
Repayments of borrowings of long-term debt	–	(84)
Net proceeds from issuances of Common Stock	443	1,051
Net cash provided by (used in) financing activities	2,987	(9,090)

Effect of foreign currency exchange rate changes on cash	(3)	(13)
Net increase in cash and cash equivalents	4,491	5,132
Cash and cash equivalents, beginning of year	17,200	17,462
Cash and cash equivalents, end of year	21,691	$22,594

Supplemental disclosure of cash flow information:
Cash paid for interest	$35	$22
Cash paid for income taxes	$34	$29

Supplemental disclosure of non-cash financing activities:

– The Company entered into capital lease obligations to acquire new equipment totaling $747 and $103 for the three months ended March 31, 2009 and 2008, respectively.
– The Company entered into an agreement to purchase a certain source code from a third-party vendor, for $2.0 million, of which $1.5 million was paid during 2008 and $0.5 million was paid during the three months ended March 31, 2009.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2009	2008

Non-GAAP operating income (loss) reconciliation:
Operating income (loss)	$(481)	$213
Operating income (loss) as a % of total revenues	(1.0)%	0.5%
Add back:
Non-cash stock-based compensation	3,315	4,575
Non-cash amortization of acquired intangible assets	46	46
Non-GAAP operating income	$2,880	$4,834
Non-GAAP operating income, as a % of total revenues	5.9%	11.1%

Non-GAAP net income (loss) reconciliation:
Net income (loss)	$(413)	$290
Add back:
Non-cash stock-based compensation	3,315	4,575
Non-cash amortization of acquired intangible assets	46	46
Income tax effect	(1,288)	(1,798)
Non-GAAP net income	$1,660	$3,113

Non-GAAP net income per diluted share reconciliation:
Net income (loss) per diluted share	$(0.02)	$0.01
Add back:
Non-cash stock-based compensation	0.13	0.17
Non-cash amortization of acquired intangible assets	–	–
Income tax effect	(0.04)	(0.06)
Non-GAAP net income per diluted share	$0.07	$0.12

Shares used in calculation of GAAP and non-GAAP net income (loss) per share
Basic	24,292	24,682
Diluted	25,487	26,460

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Management of the Company uses these non-GAAP results to compare the Company’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to the Company’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, the Company presents its non-GAAP financial measures in connection with its GAAP results. Ultimate strongly urges investors and potential investors in the Company’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate presents the following non-GAAP financial measures in this press release: non-GAAP operating income, non-GAAP net income and non-GAAP net income per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation. The Company’s non-GAAP financial measures exclude stock-based compensation, which consists of expenses for stock options and stock awards recorded in accordance with SFAS 123(R). For the three months ended March 31, 2009, stock-based compensation was $3.3 million on a pre-tax basis. For the three months ended March 31, 2008, stock-based compensation was $4.6 million on a pre-tax basis. Stock-based compensation expenses are excluded from the non-GAAP financial measures because they are non-cash expenses that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion provides meaningful supplemental information regarding the Company’s operating results because these non-GAAP financial measures facilitate the comparison of results of ongoing operations for current and future periods with such results from past periods. The dilutive effect of all outstanding options is included in the calculation of pre-tax income and net income per diluted share on both a GAAP and a non-GAAP basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three months ended March 31, 2009, the amortization of acquired intangible assets was $46 thousand.  For the three months ended March 31, 2008, the amortization of acquired intangible assets was $46 thousand.  Amortization of acquired intangible assets is excluded from the Company’s non-GAAP financial measures because it is a non-cash expense that the Company does not consider part of ongoing operations when assessing its financial performance. The Company believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.